UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 7, 2014

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

   Delaware                          1-15202                       22-1867895
(State or other     jurisdiction         (Commission File             (IRS Employer
of incorporation)                Number)             Identification No.)

475 Steamboat Road, Greenwich, CT                 06830
    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:            (203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference are certain slides presented by W. R. Berkley Corporation at an Investor Meeting held on March 7, 2014 at its executive offices at 475 Steamboat Road, Greenwich, Connecticut 06830.
The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 W. R. Berkley Corporation March 7, 2014 Investor Meeting Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President – Chief Financial Officer

Date: March 7, 2014